Exhibit 10.2

FORM OF WARRANT

THIS WARRANT AND ANY SECURITIES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR FOREIGN JURISDICTION. NEITHER THIS WARRANT, SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE AND FOREIGN SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

TEMPLE TURMERIC, INC.
COMMON STOCK PURCHASE WARRANT

July 24, 2019	Warrant No.: 1

This hereby certifies that, for good and valuable consideration, Temple Turmeric, Inc., a Delaware corporation (the “Company”), hereby grants to DRBG Holdco, LLC, a Delaware limited liability company, or its registered successors or assigns (each person or entity holding all or part of this Warrant (the “Warrant”) being referred to as a “Warrantholder”), the right to subscribe for and purchase from the Company, during the Exercise Period (as hereinafter defined), the Warrant Shares (as hereinafter defined) at the exercise price per Warrant Share of the then par value of a share of common stock of the Company (the “Exercise Price”), all subject to the terms, conditions and adjustments herein set forth. Capitalized terms used herein shall have the meanings ascribed to such terms in Section 10 below.

1. Warrant. This Warrant is issued pursuant to, and in accordance with, the Purchase and Recapitalization Agreement, dated as of July __, 2019 (the “Purchase and Recapitalization Agreement”), between Natur International Corp., a Wyoming corporation, the Warrantholder, the Company and the other parties named therein, and is subject to the terms thereof.

2. Exercise of Warrant; Payment of Taxes.

2.1 Exercise of Warrant. Subject to the terms and conditions set forth herein, this Warrant may be exercised at any time, in whole and not in part, by the Warrantholder during the Exercise Period by (a) the surrender of this Warrant to the Company, in each case, with a duly executed Exercise Form, and (b) subject to Section 2.2 below, the delivery of payment to the Company, for the account of the Company, by cash, wire transfer, certified or official bank check or any other means approved by the Company, of the aggregate Exercise Price in lawful money of the United States of America.

The Company agrees that the Warrant Shares shall be deemed to be issued to the Warrantholder as the record holder of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for the Warrant Shares as aforesaid.

2.2 Conversion Right.

(a) In the event the aggregate Exercise Price exceeds $2,500, in lieu of the payment of the aggregate Exercise Price, the Warrantholder shall have the right (but not the obligation), to require the Company to convert this Warrant into shares of Common Stock (the “Conversion Right”) as provided for in this Section 2.2. Upon exercise of the Conversion Right, the Company shall deliver to the Warrantholder (without payment by the Warrantholder of any of the Exercise Price) in accordance with Section 2.1(b) that number of shares of Common Stock equal to the quotient obtained by dividing (i) the value of the Warrant or portion thereof at the time the Conversion Right is exercised (determined by subtracting the aggregate Exercise Price at the time of the exercise of the Conversion Right from the aggregate Current Market Price for the shares of Common Stock issuable upon exercise of the Warrant at the time of the exercise of the Conversion Right) by (ii) the Current Market Price of one share of Common Stock at the time of the exercise of the Conversion Right.

(b) The Conversion Right may be exercised by the Warrantholder on any Business Day prior to the end of the Exercise Period by surrender of this Warrant to the Company, with a duly executed Exercise Form with the conversion section completed, exercising the Conversion Right and specifying the total number of shares of Common Stock that the Warrantholder will be issued pursuant to such conversion. Notwithstanding the foregoing, the Conversion Right cannot be exercised if the aggregate Exercise Price is less than $2,500.

2.3 Warrant Shares Certificate. A stock certificate or certificates for the Warrant Shares specified in the Exercise Form shall be delivered to the Warrantholder within five (5) Business Days after receipt of the Exercise Form by the Company and, if the Conversion Right is not exercised, the payment by the Warrantholder of the aggregate Exercise Price.

2.4 Payment of Taxes. The Company will pay all documentary stamp or other issuance taxes, if any, attributable to the issuance of Warrant Shares upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue or delivery of any Warrant certificates or Warrant Shares in a name other than that of the then Warrantholder as reflected upon the books of the Company.

3. Restrictions on Transfer; Restrictive Legends.

3.1 At no time may this Warrant or the Warrant Shares be offered, sold, transferred, pledged or otherwise disposed of, in whole or in part, to any Person except in accordance with applicable federal and state securities laws.

3.2 Except as otherwise permitted by this Section 3, (a) each Warrant (and each Warrant issued in substitution for any Warrant pursuant to Section 6) shall be stamped or otherwise imprinted with a legend in substantially the form as set forth on the cover of this Warrant and (b) each certificate for Warrant Shares issued upon the exercise of any Warrant and each certificate issued upon the direct or indirect transfer of any such Warrant Shares shall be stamped or otherwise imprinted with a legend in substantially the form provided in the Company’s Bylaws, if any. Notwithstanding the foregoing, the Warrantholder may require the Company to issue a Warrant or a certificate for Warrant Shares, in each case without a legend, if either (i) such Warrant or such Warrant Shares, as the case may be, have been registered for resale under the Securities Act, (ii) the Warrantholder has delivered to the Company an opinion of legal counsel (from a firm reasonably satisfactory to the Company) which opinion shall be addressed to the Company and be reasonably satisfactory in form and substance to the Company’s counsel, to the effect that such registration is not required with respect to such Warrant or such Warrant Shares, as the case may be or (iii) such Warrant or Warrant Shares may be sold pursuant to Rule 144 (or any successor provision then in effect) under the Securities Act.

4. Reservation and Registration of Shares. The Company covenants and agrees as follows:

(a) All Warrant Shares that are issued upon the exercise of this Warrant shall, upon issuance, be validly issued, not subject to any preemptive rights, and be free from all taxes, liens, security interests, charges, and other encumbrances with respect to the issuance thereof, other than taxes in respect of any transfer occurring contemporaneously with such issue.

(b) For the period between the three-month anniversary of the date of this Warrant and the end of the Exercise Period, the Company shall at all times have authorized and reserved, and shall keep available and free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

(c) The Company shall not, by amendment of its Third Amended and Restated Certificate of Incorporation, as amended from time to time, or through any reorganization, transfer of assets, spin-off, consolidation, merger, dissolution, issue or sale of securities or any other action or inaction, seek to avoid the observance or performance of any of the terms of this Warrant, and shall at all times in good faith assist in performing and giving effect to the terms hereof and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Warrantholder against dilution or other impairment.

5. Anti-dilution Adjustments. The Exercise Price and the Warrant Share Number (as hereinafter defined) to be received upon exercise of this Warrant shall be subject to adjustment as follows:

5.1 Dividend, Subdivision, Combination or Reclassification of Common Stock. In the event that the Company shall at any time or from time to time, after the issuance of this Warrant but prior to the exercise hereof, (w) make a dividend or distribution on the outstanding shares of Common Stock payable in Capital Stock, (x) subdivide the outstanding shares of Common Stock into a larger number of shares, (y) combine the outstanding shares of Common Stock into a smaller number of shares or (z) issue any shares of its Capital Stock in a reclassification of the Common Stock (other than any such event for which an adjustment is made pursuant to another clause of this Section 5), then, and in each such case, (A) the aggregate number of Warrant Shares for which this Warrant is exercisable (the “Warrant Share Number”) immediately prior to such event shall be adjusted (and any other appropriate actions shall be taken by the Company) so that the Warrantholder shall be entitled to receive upon exercise of this Warrant the number of shares of Common Stock or other securities of the Company that it would have owned or would have been entitled to receive upon or by reason of any of the events described above, had this Warrant been exercised immediately prior to the occurrence of such event and (B) the Exercise Price payable upon the exercise of this Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Warrant Shares issuable upon the exercise of this Warrant immediately prior to such adjustment, and the denominator of which shall be the number of Warrant Shares issuable immediately thereafter. An adjustment made pursuant to this Section 5.1 shall become effective retroactively (x) in the case of any such dividend or distribution, to a date immediately following the close of business on the record date for the determination of holders of shares of Common Stock entitled to receive such dividend or distribution or (y) in the case of any such subdivision, combination or reclassification, to the close of business on the day upon which such corporate action becomes effective. Notwithstanding the foregoing, the adjustment pursuant to this Section 5.1 shall not apply to the Warrant Shares if the number of shares of Common Stock issuable under this Warrant is calculated based on the Warrant Percentage.

5.2 Changes. In case the Company at any time or from time to time, after the issuance of this Warrant but prior to the exercise hereof, shall take any action affecting its Common Stock and the Board of Directors in good faith determines that it would be equitable in the circumstances to adjust the Exercise Price, the Warrant Share Number and the Warrant Percentage, as applicable, as a result of such action, then, and in each such case, the Exercise Price, the Warrant Share Number and the Warrant Percentage, as applicable, shall be adjusted so that the Warrant, as adjusted, represents substantially the same rights immediately after the action as it represented immediately before such action (such determination to be evidenced in a resolution, a certified copy of which shall be mailed to the Warrantholder, and where necessary, as an amendment to this Warrant).

5.3 No Adjustment; Par Value Minimum. Notwithstanding anything herein to the contrary, no adjustment under this Section 5 need be made to the Exercise Price, the Warrant Share Number or the Warrant Percentage, as applicable, if the Company receives written notice from the Warrantholder that no such adjustment is required. Notwithstanding any other provision of this Warrant, the Exercise Price shall not be adjusted below the par value of a share of Common Stock.

5.4 Certificate as to Adjustments. Upon any adjustment in the Exercise Price, the Warrant Share Number or the Warrant Percentage, as applicable, the Company shall within a reasonable period (not to exceed ten (10) days) following any of the foregoing transactions deliver to the Warrantholder a certificate, signed by (i) the Chief Executive Officer of the Company and (ii) the Chief Financial Officer of the Company, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated and specifying the adjusted Exercise Price, Warrant Share Number and Warrant Percentage, as applicable, then in effect following such adjustment.

5.5 Notices. In case at any time or from time to time:

(a) the Company shall declare a divided (or any other distribution) on its shares of Common Stock;

(b) the Company shall authorize the granting to the holders of shares of its Common Stock rights or warrants to subscribe for or purchase any shares of Capital Stock or any other rights or warrants;

(c) there shall occur a spin-off or Sale Transaction or Initial Public Offering; or

(d) the Company shall take any other action that would require a vote of the Company’s stockholders;

then the Company shall mail to the Warrantholder, as promptly as possible but in any event at least ten (10) days prior to the applicable date hereinafter specified, a notice stating (A) the date on which a record is to be taken for the purpose of such dividend, distribution or granting of rights or warrants or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or granting of rights or warrants are to be determined, or (B) the date on which such spin-off or Sale Transaction is expected to become effective and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for shares of stock or other securities or property or cash deliverable upon such spin-off or Sale Transaction.

6. Loss or Destruction of Warrant. Subject to the terms and conditions hereof, upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of such bond or indemnification as the Company may reasonably require, and, in the case of such mutilation, upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor.

7. Ownership of Warrant. The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer.

8. Sale Transaction. The Warrantholder shall not impede any Sale Transaction; provided that in no event shall exercising this Warrant in accordance with its terms be deemed to be an impediment to any Sale Transaction.

9. Amendments. Any provision of this Warrant may be amended and the observance thereof waived only with the written consent of the Company and the Warrantholder.

10. Definitions. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

“Board of Directors” means the Board of Directors of the Company.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in the State of New York are authorized or required by law or executive order to close.

“Capital Stock” means, with respect to any Person, any and all shares, interests, participations, rights in, or other equivalents (however designated and whether voting or non-voting) of such Person’s capital stock (including, without limitation, common stock or preferred stock) and any and all securities, rights, warrants or options exercisable or exchangeable for or convertible into such capital stock.

“Common Stock” means the Common Stock, par value $0.001 per share, of the Company.

“Common Stock Equivalent” means any security or obligation which is by its terms, directly or indirectly, convertible into or exchangeable or exercisable for shares of Common Stock, including, without limitation, Preferred Stock, and any indebtedness, note, option, warrant or other subscription or purchase right with respect to Common Stock or any Common Stock Equivalent.

“Company” has the meaning set forth in the first paragraph of this Warrant.

“Conversion Right” has the meaning set forth in Section 2.2(a) of this Warrant.

“Current Market Price” means, as of the date of determination, a market price per share determined mutually by the Board of Directors and the Warrantholder or, if the Board of Directors and the Warrantholder shall fail to agree, at the Company’s expense by an appraiser chosen by the Board of Directors and reasonably acceptable to the Warrantholder. Any determination of the Market Price by an appraiser shall be based on a valuation of the Company as an entirety without regard to any discount for minority interests or disparate voting rights among classes of capital stock.

“Exercise Form” means an Exercise Form in the form annexed hereto as Exhibit A.

“Exercise Period” means the period from the date hereof to the tenth anniversary of the date hereof, but in any event no later than the earlier of (i) upon consummation of the Initial Public Offering (but exercise shall be conditioned thereupon) and (ii) upon consummation of a Sale Transaction (but exercise shall be conditioned thereupon).

“Exercise Price” has the meaning set forth in the first paragraph of this Warrant.

“Fully Diluted Basis” means, with respect to the Company (or any successor thereto), the sum of: (a) the aggregate number of issued and outstanding shares of capital stock or other equity interests of the Company at any point in time, plus (b) such additional shares of capital stock or other equity interests that would be issued and outstanding on a fully-diluted basis, assuming: (i) the conversion into capital stock (including without limitation, all Common Stock Equivalents) of all securities issued by the Company, or (ii) the exercise of all options, warrants or other rights entitling any holder to purchase shares of capital stock or other equity interests of the Company, but excluding any Common Stock issued upon exercise of this Warrant.

“Initial Public Offering” means the closing of the Company’s first firm commitment underwritten initial public offering of the Company’s Common Stock pursuant to a registration statement filed under the Securities Act.

“Person” means any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, governmental body or other entity of any kind.

“Preferred Stock” means all series of the Company’s preferred stock, whether now existing or hereafter created, including, without limitation, Series A Preferred Stock.

“Purchase and Recapitalization Agreement” has the meaning set forth in the first paragraph of this Warrant.

“Sale Transaction” means (a) (i) the merger or consolidation of the Company into or with one or more Persons, (ii) the merger or consolidation of one or more Persons into or with the Company or (iii) a tender offer or other business combination if, in the case of (i), (ii) or (iii), the stockholders of the Company prior to such merger, consolidation, tender offer or other business combination do not retain at least a majority of the voting power of the surviving Person or (b) the voluntary sale, conveyance, exchange or transfer to another Person of (i) the voting Capital Stock of the Company if, after such sale, conveyance, exchange or transfer, the stockholders of the Company prior to such sale, conveyance, exchange or transfer do not retain at least a majority of the voting power of the Company (but excluding any bona fide financing of the Company) or (ii) all or substantially all of the assets of the Company.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder.

“Series A Preferred Stock” means the Series A Preferred Stock, par value $0.001 per share, of the Company.

“Warrant” has the meaning set forth in the first paragraph of this Warrant.

“Warrant Percentage” means 2.5% of the equity of the Company on a Fully Diluted Basis.

“Warrant Share Number” has the meaning set forth in Section 5.1 of this Warrant.

“Warrant Shares” means the greater of (i) 1,493,735 shares of Common Stock and (ii) a number of shares of Common Stock equal to the Warrant Percentage, in each case subject to the adjustments set forth herein.

“Warrantholder” has the meaning set forth in the first paragraph of this Warrant.

11. Miscellaneous.

11.1 Entire Agreement. This Warrant constitutes the entire agreement between the Company and the Warrantholder with respect to the subject matter of this Warrant and supersedes all prior agreements and understanding with respects to the subject matter of this Warrant.

11.2 Binding Effect; Benefits. This Warrant shall inure to the benefit of and shall be binding upon the Company and the Warrantholder and their respective permitted successors and assigns; provided, however, that the Company may not assign its obligations under this Warrant without the prior written consent of the Warrantholder. Nothing in this Warrant, expressed or implied, is intended to or shall confer on any Person other than the Company and the Warrantholder, or their respective permitted successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Warrant.

11.3 Headings. The headings in this Warrant are for convenience of reference only and shall not limit or otherwise affect the meaning of this Warrant.

11.4 Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in accordance with the Purchase and Recapitalization Agreement.

11.5 Severability. Any term or provision of this Warrant which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the terms and provisions of this Warrant or affecting the validity or enforceability of any of the terms or provisions of this Warrant in any other jurisdiction.

11.6 Governing Law; Waiver of Jury Trial. This Warrant and the legal relations among the parties shall be governed by and construed in accordance with the laws of the State of New York without reference to the conflicts of laws principles thereof. Any dispute, controversy or claim arising out of or in connection with this Warrant or the breach, termination or invalidity thereof, may be brought in any state or federal court located in the Southern District of New York, and, by execution and delivery of this Warrant, each of the parties hereto accepts the exclusive jurisdiction of such court, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Warrant. Each of the parties hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any litigation as between the parties directly or indirectly arising out of, under or in connection with this Warrant or the transactions contemplated hereby or disputes relating thereto. Each of the parties (i) certifies that no representative, agent or attorney of the other party has represented, expressly or otherwise that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other party have been induced to enter into this Warrant by, among other things, the mutual waivers and certifications in this Section 11.6.

11.7 No Rights or Liabilities as Stockholders. Nothing contained in this Warrant shall be determined as conferring upon the Warrantholder any rights as a stockholder of the Company or as imposing any liabilities on the Warrantholder to purchase any securities whether such liabilities are asserted by the Company or by creditors or stockholders of the Company or otherwise.

11.8 Further Assurances. The Company agrees to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Warrant.

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IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

TEMPLE TURMERIC, INC.

By:
Name:
Title:

Agreed and acknowledged by:

DRBG HOLDCO, LLC

By:
Name:	Christopher Akelman
Title:	President

Dated:	July __, 2019

Exhibit A

EXERCISE FORM

(To be executed upon exercise of this Warrant)

The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant, to purchase the Warrant Shares and [herewith tenders payment for such shares to the order of the Company in the amount of $[_______]] [hereby exercises its Conversion Right] in accordance with the terms of this Warrant. The undersigned requests that a certificate for such [Warrant Shares] [that number of Warrant Shares to which the undersigned is entitled as calculated pursuant to Section 2.2] be registered in the name of the undersigned and that such certificates be delivered to the undersigned’s address below.

The undersigned represents that it is acquiring such shares for its own account for investment and not with a view to or for sale in connection with any distribution thereof (subject, however, to any requirement of law that the disposition thereof shall at all times be within its control).

Dated: [_______]

Signature

(Print Name)

(Street Address)

(City) (State) (Zip Code)